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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 15, 2007
             ------------------------------------------------------
                Date of report (Date of earliest event reported)

                           SMITHWAY MOTOR XPRESS CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                      000-20793                   42-1433844
------------------------      ------------------------       -------------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

           2031 QUAIL AVENUE,
            FORT DODGE, IOWA                                       50501
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (515) 576-7418
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On March 15, 2007, Thomas J. Witt announced his resignation as Senior Vice President of Sales and Operations of Smithway Motor Xpress Corp. Mr. Witt will be accepting the position of President of Arrow Trucking in Tulsa, OK, a 1,500 flatbed trucking operation. His resignation will be effective on April 6, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SMITHWAY MOTOR XPRESS CORP.


Date: March 20, 2007                   /s/ G. Larry Owens
                                       -----------------------------------------
                                           G. Larry Owens
                                           President and Chief Executive Officer



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